SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 10, 2001


                 World Wrestling Federation Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        000-27639                 04-2693383
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)


                    1241 East Main Street, Stamford, CT        06902
           -----------------------------------------------   ----------
               (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.      Other Events.


         On May 10, 2001, World Wrestling Federation Entertainment, Inc. ("WWFE") issued the press release filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.

             (c)  Exhibits

             99.1     Press Release dated May 10, 2001



                               Page 2 of 6 pages.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WORLD WRESTLING FEDERATION
                           ENTERTAINMENT, INC.




                           By: /s/ August J. Liguori
                               ------------------------------------
                               August J. Liguori
                               Executive Vice President and
                               Chief Financial Officer

Dated:  May 11, 2001



                               Page 3 of 6 pages.

                                  EXHIBIT INDEX
                                  -------------


99.1     Press Release dated May 10, 2001.








                               Page 4 of 6 pages.